SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated November 1, 1999 providing for the issuance of Asset Backed Funding Trust 1999-1, Asset Backed Funding Certificates, Series 1999-1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-02                75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Asset Backed Funding Trust 1999-1, Asset Backed Funding Certificates, Series 1999-1, (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
Asset Backed Funding Certificates, Series 1999-1
------------------------------------------------





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein




     Date: December 27, 2002       By: /s/ Diane Wallace
                                        ---------------------------------------
                                        Diane Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders December 26, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                               December 26, 2002

                                         ASSET BACKED FUNDING TRUST 1999-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  December 26, 2002

                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          ORIGINAL             BEGINNING                                                                                ENDING
              FACE             PRINCIPAL                                                     REALIZED   DEFERRED       PRINCIPAL
CLASS        VALUE              BALANCE          PRINCIPAL      INTEREST          TOTAL      LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A        51,506,000.00            0.00            0.00            0.00             0.00      0.00      0.00                0.00
A1F        47,042,000.00   31,889,498.65    2,112,320.81      201,169.59     2,313,490.40      0.00      0.00       29,777,177.84
A2F         5,939,000.00      528,328.99        3,341.88        3,364.13         6,706.01      0.00      0.00          524,987.11
M1          9,143,000.00    9,143,000.00            0.00       63,924.81        63,924.81      0.00      0.00        9,143,000.00
M2          6,531,000.00    6,531,000.00            0.00       47,077.63        47,077.63      0.00      0.00        6,531,000.00
B           5,551,000.00    5,551,000.00            0.00       40,013.46        40,013.46      0.00      0.00        5,551,000.00
BB          6,975,000.00    4,658,082.59            0.00       16,935.74        16,935.74      0.00      0.00        4,658,082.59
R                   0.00            0.00            0.00            0.00             0.00      0.00      0.00                0.00
TOTALS    132,687,000.00   58,300,910.23    2,115,662.69      372,485.36     2,488,148.05      0.00      0.00       56,185,247.54

X         130,609,778.33   57,640,014.07            0.00            0.00             0.00         0.00      0.00    55,710,009.97
---------------------------------------------------------------------------------------------------------------------------------

             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                PASS-THROUGH RATES
----------------------------------------------------------------------------------------------        ----------------------------
                    PRIOR                                                         CURRENT                           CURRENT
                    PRINCIPAL                                                     PRINCIPAL                        PASS-THRU
CLASS  CUSIP        FACTOR          PRINCIPAL      INTEREST        TOTAL          FACTOR               CLASS        RATE
----------------------------------------------------------------------------------------------         ---------------------------
A1A      04541NAA5       0.00000000    0.00000000    0.00000000    0.00000000       0.00000000          A1A        1.580000 %
A1F      04541NAB3     677.89419349   44.90286999    4.27638259   49.17925258     632.99132350          A1F        7.570000 %
A2F      04541NAC1      88.95925072    0.56270079    0.56644721    1.12914800      88.39654992          A2F        7.641000 %
M1       04541NAD9   1,000.00000000    0.00000000    6.99166685    6.99166685   1,000.00000000          M1         8.390000 %
M2       04541NAE7   1,000.00000000    0.00000000    7.20833410    7.20833410   1,000.00000000          M2         8.650000 %
B        04541NAF4   1,000.00000000    0.00000000    7.20833363    7.20833363   1,000.00000000          B          8.650000 %
BB       xBCC03C2Y4    667.82546093    0.00000000    2.42806308    2.42806308     667.82546093          BB         7.000000 %
TOTALS                 439.38675402   15.94476241    2.80724834   18.75201075     423.44199160

X        xBCC03C2Z1    441.31469180    0.00000000    0.00000000    0.00000000     426.53781885          X          0.000000 %
-----------------------------------------------------------------------------------------------        ----------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               ---------------------------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: Gouri.s.mukherjee@jpmchase.com

               ---------------------------------------------------

Sec. 4.06(iii)              O/C Amount                                                       4,182,845.03
                            Targeted O/C Amount                                              4,897,866.69
                            O/C Deficiency Amount                                              778,805.44
                            O/C Release Amount                                                       0.00
                            Monthly Excess CashFlow Amount                                           0.00
                            Monthly Excess Interest Amount                                      63,783.78
                            Extra Principal Distribution Amount                                 63,783.78

Sec. 4.06(iv)               Servicing Fee                                                       22,945.46
                            PMI Fee                                                             10,126.01

Sec. 4.06(v)                Current Advances                                                         0.00

Sec. 4.06(vi)               Collateral Balance Group 1                                      53,567,634.15
                            Collateral Balance Group 2                                       2,142,375.83

Sec. 4.06(vii)              Group 1 Ending Number of Loans                                            977
                            Group 2 Ending Number of Loans                                             12

                            Group 1 Weighted Average Term to Maturity                                 234
                            Group 2 Weighted Average Term to Maturity                                 275

                            Group 1 Weighted Average Mortgage Rate                                 9.93 %
                            Group 2 Weighted Average Mortgage Rate                                 9.37 %

Sec. 4.06(viii)Loans Delinquent

                                     Group 1
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month              89                       5,165,703.75                  9.64 %
                                    2 Month              25                       1,458,219.39                  2.72 %
                                    3 Month              115                      7,302,490.84                 13.63 %
                                    Total                229                     13,926,413.98                 25.99 %
                                     Group 2
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month              0                                0.00                  0.00 %
                                    2 Month              1                           22,301.79                  1.04 %
                                    3 Month              1                          124,089.63                  5.79 %
                                     Total               2                          146,391.42                  6.83 %
                                     Group Totals
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month              89                       5,165,703.75                  9.27 %
                                    2 Month              26                       1,480,521.18                  2.66 %
                                    3 Month              116                      7,426,580.47                 13.33 %
                                     Total               231                     14,072,805.40                 25.26 %

                                    Please Note : Delinquency Numbers include Foreclosure and Bankruptcies

Sec. 4.06(viii)Loans in Foreclosures
                                                        Loans in Foreclosure
                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                             31            2,049,920.41                  3.83 %
                                    Group 2
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                             31            2,049,920.41                  3.68 %


Sec. 4.06(viii)Loans in Bankruptcy

                                                             Loans in Bankruptcy

                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                  64            4,191,001.58                  7.82 %
                                         Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00        %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                  64            4,191,001.58                  7.52 %

Sec. 4.06(ix)Loans in REO
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                  29            1,613,548.32                  3.01 %
                                         Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                  29            1,613,548.32                  2.90 %

Sec. 4.06(x)                            Book Value of REO Loans                                                  1,613,548.32

Sec. 4.06(xi)                           Principal Prepayments Group 1                                            1,813,795.49
                                        Principal Prepayments Group 2                                                    0.00

Sec. 4.02(xii)                          Prepayment Penalties                                                        16,935.74

Sec. 4.06(xiii)                         Realized Losses Incurred in Group 1                                       -121,874.81
                                        Realized Losses Incurred in Group 2                                              0.00
                                        Cumulative Realized Losses Incurred in Group 1                           3,386,933.44
                                        Cumulative Realized Losses Incurred in Group 2                              71,465.33

Sec. 4.06(xiv)                          Class A-1A Unpaid Realized Loss Amount                                           0.00
                                        Class A-1A Applied Realized Loss Amount                                          0.00
                                        Class A-1A Applied Realized Loss Amortization Amount                             0.00

                                        Class A-1F Unpaid Realized Loss Amount                                           0.00
                                        Class A-1F Applied Realized Loss Amount                                          0.00
                                        Class A-1F Applied Realized Loss Amortization Amount                             0.00
                                        Class A-2F Unpaid Realized Loss Amount                                           0.00
                                        Class A-2F Applied Realized Loss Amount                                          0.00
                                        Class A-2F Applied Realized Loss Amortization Amount                             0.00

                                        Class M1 Unpaid Realized Loss Amount                                             0.00
                                        Class M1 Applied Realized Loss Amount                                            0.00
                                        Class M1 Applied Realized Loss Amortization Amount                               0.00

                                        Class M2 Unpaid Realized Loss Amount                                             0.00
                                        Class M2 Applied Realized Loss Amount                                            0.00
                                        Class M2 Applied Realized Loss Amortization Amount                               0.00

                                        Class B Unpaid Realized Loss Amount                                              0.00
                                        Class B Applied Realized Loss Amount                                             0.00
                                        Class B Applied Realized Loss Amortization Amount                                0.00

Sec. 4.06(xv)                           Class A1-A Interest Carry Forward Amount                                         0.00
                                        Class A1-F Interest Carry Forward Amount                                         0.00
                                        Class A2-F Interest Carry Forward Amount                                         0.00
                                        Class M1 Interest Carry Forward Amount                                           0.00
                                        Class M2 Interest Carry Forward Amount                                           0.00

                                        Class B Interest Carry Forward Amount                                            0.00

                                        Class BB Interest Shortfall                                                 10,236.41

Sec. 4.06(xvi)                          Prepayment Interest Shortfalls not covered by the Servicer                       0.00
                                        Relief Act Shortfall                                                             0.00


Sec. 4.06(xix)                          Trustee Fee                                                                    840.58
Sec. 4.06                               Special Service Fee Due From Prior Period                                  350,700.00
Sec. 4.06                               Current Special Service Fee Due                                             21,750.00
Sec. 4.06                               Total Special Service Fee Due                                              372,450.00
Sec. 4.06                               Total Special Service Fee Paid This Period                                       0.00
Sec. 4.06                               Total Special Service Outstanding at the End of the Period                 372,450.00

Sec. 4.06(xx)                           Libor Carryover Class A1-A                                                       0.00

Sec. 4.06(xxi)                          Ending Overcollateralization Deficiency Amount                             715,021.65
                                        Ending Class BB Reserve Fund Balance                                             0.00
                                        Class BB Reserve Fund Withdrawl                                                  0.00
                                        Class X Distributable Amount                                                     0.00

Sec. 4.06(xxii)                         Current Delinquency Percentage                                              18.8847 %
Sec. 4.06(xxii)                         Six Month Rolling Delinquency Percentage                                    17.6869 %
Sec. 4.06(xxii)                         Cummulative Realized Loss Percentage                                         2.6479 %
Sec. 4.06(xxii)                         Cummulative Loss Threshold Percentage                                        2.5000 %
Sec. 4.06(xxii)                         Has the Trigger Event Occured                                                     YES

Sec. 4.06(xxiii)                        Available Distribution Amount                                            2,472,052.89
                                        Interest Remittance Amount                                                 420,173.98
                                        Principal Remittance Amount                                              2,051,878.91


Sec. 4.06(xxvi)                         Substitution Principal Amount                                                    0.00
Sec. 4.08(xxvi)                         Substitution Principal Amount                                                    0.00


Sec. 4.06(xxvii)                        Repurchased Principal Amount                                                     0.00
Sec. 4.08(xxvii)                        Repurchased Principal Amount                                                     0.00

                                        Liquidation Proceeds                                                             0.00

